UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Patrick F. Quan

International Growth and Income Fund

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Semi-annual report for the six months ended December 31, 2013

International Growth and Income Fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2013:

Class A shares	1 year	5 years	Lifetime (since 10/1/08)

Reflecting 5.75% maximum sales charge	11.34%	12.46%	10.02%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.93% for Class A shares as of the prospectus dated September 1, 2013.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.38%.

Investing outside the United States may be subject to risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

International equities rallied substantially during the first half of the fiscal year, bolstered by improving economic conditions in a number of advanced nations and continuing monetary stimulus worldwide.

For the six months ended December 31, 2013, International Growth and Income Fund achieved a total return of 14.9%. This result includes dividend payments totaling about 39 cents for the period.

While the fund’s gain was strong, it slightly lagged the result of its primary benchmark, the MSCI All Country World Index ex USA, which rose 15.3%. The unmanaged index reflects the returns of more than 40 developed- and developing-country stock markets. The fund also trailed the 17.4% advance of the Lipper International Funds Index, a peer group measure. As you can see in the chart below, the fund has outpaced both benchmarks over multiyear time frames.

Results at a glance

For periods ended December 31, 2013, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	14.93%	18.13%	9.11%	13.80%	11.28%
MSCI All Country World Index ex USA*	15.34	15.29	5.14	12.81	6.76
Lipper International Funds Index	17.38	21.23	7.46	13.27	7.65

*	The index is unmanaged and, therefore, has no expenses.

International Growth and Income Fund	1

The market environment

Most of the world’s equity markets enjoyed steady advances during the first half of the fiscal year, with major developed markets generally outgaining developing markets. European stocks posted exceptional returns as the 18-nation euro zone emerged from a lengthy recession. In an effort to stave off deflation and support the recovery, the European Central Bank reduced its key lending rate to a record low of 0.25% in November, its second rate cut of the year. A number of Europe’s most economically troubled countries, including Greece (47.1%)*, Spain (40.0%) and Ireland (30.1%), notched particularly noteworthy gains. Overall, the MSCI Europe Index rose 22.6% in U.S. dollar terms.

Japanese stocks also ended the period with solid gains, aided by the Bank of Japan’s monetary easing and the announcement of fiscal stimulus measures to help offset the effects of a consumption tax increase. The Japanese yen slid 5.5% against the dollar, dampening returns for U.S. investors. In U.S. dollar terms, Japanese stocks rose 9.1% for the period.

Equity returns were mixed in the developing markets, as economic conditions in some developing countries deteriorated and investors grew concerned that the U.S. Federal Reserve would curtail its bond-buying program — a program that, in effect, injects tens of billions of dollars into the global financial system each month. Despite increased volatility, China’s stock market gained 16.5% for the six months. Elsewhere, shares in India (4.6%) and Brazil (2.4%) rose modestly, while shares in Indonesia (–27.6%) and

*	Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. The indexes reflect dividends net of withholding taxes.

Largest equity holdings

(as of December 31, 2013)

Company	Country	Percent of net assets

AXA	France	3.1%
Novartis	Switzerland	2.4
National Grid	United Kingdom	2.3
HSBC Holdings	United Kingdom	2.2
TOTAL	France	2.1
Prudential	United Kingdom	2.1
Royal Dutch Shell	United Kingdom	1.9
Sumitomo Mitsui Financial Group	Japan	1.9
STMicroelectronics	France	1.8
Taiwan Semiconductor Manufacturing	Taiwan	1.8

2	International Growth and Income Fund

Where the fund’s assets are invested

Percent of net assets by country as of 12/31/13

Europe	International Growth and Income Fund	MSCI All Country World Index ex USA†

Euro zone*	30.9%	22.3%
United Kingdom	21.4	15.8
Switzerland	4.8	6.4
Sweden	2.6	2.3
Denmark	.3	.8
Other Europe	.3	2.8
	60.3	50.4

Asia/Pacific
Japan	10.8	15.1
Hong Kong	4.7	2.1
Taiwan	2.6	2.4
Australia	2.2	5.4
India	1.7	1.3
China	1.0	4.1
Thailand	.8	.4
Philippines	.6	.2
Other Asia/Pacific	.4	5.8
	24.8	36.8

The Americas
Canada	4.5	7.1
Mexico	.8	1.1
United States	.3	—
Other Americas	—	2.8
	5.6	11.0

Other
South Africa	.7	1.5
Other countries	—	.3
	.7	1.8

Convertible securities, bonds, notes & other debt instruments, short-term securities & other assets less liabilities	8.6	—

Total	100.0%	100.0%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
†	The MSCI All Country World Index ex USA is weighted by market capitalization.

International Growth and Income Fund	3

Thailand (–15.1%) lost considerable ground in U.S. dollar terms, as all four countries’ currencies slid against the dollar.

All 10 sectors that comprise the MSCI All Country World Index ex USA advanced during the period, with economically sensitive areas generally outgaining the more defensive areas of the market. The telecommunication services (22.0%), industrials (18.7%) and information technology (18.0%) sectors recorded the strongest gains.

Inside the portfolio

Against this backdrop, the fund had positive contributions from all 10 of its industry sector exposures. These exposures are the culmination of dozens of investments in individual securities — each of which was selected based on diligent fundamental research.

Stock selection in the consumer discretionary sector was particularly strong. Top contributors in this area included German TV broadcaster ProSieben.Sat (15.2%) and tax, legal and health services publisher Wolters Kluwer (34.9%), both among the fund’s 20 largest holdings. Gaming companies SJM Holdings (37.9%) and Wynn Macau (67.4%) recorded exceptional gains as casino activity surged in Macau.

A number of investments in the financials area also bolstered the fund’s return. European insurance companies AXA (41.5%) and Prudential (35.7%), the fund’s largest and sixth-largest holdings, respectively, surged during the period as both reported strong results and took steps to expand operations in developing markets.

The most significant drag on returns could be found among the fund’s investments in the information technology sector. STMicroelectronics (–10.8%) and Taiwan Semiconductor Manufacturing (–4.4%), both among the fund’s 10 largest holdings, declined on weaker demand for their products. The fund’s limited exposure to companies with internet-related businesses in developing countries held back returns on a relative basis, as a number of these companies recorded outstanding gains during the period. However, an investment in Baidu (88.2%), a Chinese-language internet search provider that benefited from growth in its mobile platforms, bolstered the fund’s overall return.

Elsewhere among the fund’s larger positions, No. 5 holding TOTAL (25.5%), a French oil and gas company, contributed meaningfully to the fund’s overall return. However, utility company National Grid (15.0%), No. 7 holding Royal Dutch Shell (14.1%), Japanese financial services company Sumitomo Mitsui Financial Group (12.2%) and Swiss pharmaceutical company Novartis (12.4%) all produced double-digit returns but trailed the broader market.

4	International Growth and Income Fund

Looking forward

Equity markets showed surprising strength in the past year, and we maintain a constructive view of equities. We are encouraged by the turnaround in Europe and believe that the fund is well positioned for continued recovery in the region. We are also encouraged by recent developments in Japan, including the implementation of so-called Abenomics policies (economic measures facilitated by Prime Minister Shinzo Abe). Our investment analysts remain active in Japan and we believe they are finding investments there that represent strong potential long-term value.

There are some reasons for caution. China continues to face hurdles as it seeks to redirect its economy toward consumption rather than investment and export. What’s more, the past five years has been a period of extraordinarily accommodative monetary policy on a global basis, and that has contributed to market recoveries around the world. We are closely tracking policymakers as they begin to tighten monetary policies.

As conditions evolve, we believe that through diligent research we can continue to find attractively valued companies with strong growth prospects that often pay dividends.

We thank you for your continued support and look forward to reporting back to you at the end of the fiscal year.

Cordially,

Steven T. Watson	Carl Kawaja
Vice Chairman of the Board	President

February 11, 2014

For current information about the fund, visit americanfunds.com.

International Growth and Income Fund	5

Summary investment portfolio December 31, 2013	unaudited

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
Euro zone*	30.9%
United Kingdom	21.4
Japan	10.8
Switzerland	4.8
Hong Kong	4.7
Canada	4.5
Sweden	2.6
Taiwan	2.6
Australia	2.2
India	1.7
Other countries	5.2
Convertible securities, bonds, notes & other debt instruments, short-term securities & other assets less liabilities	8.6
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, the Netherlands, Portugal and Spain.

6	International Growth and Income Fund

Common stocks 90.92%	Shares	Value (000)	Percent of net assets
Financials 26.40%
AXA SA	8,627,200	$239,861	3.09%
Prudential PLC	7,274,148	161,411	2.08
HSBC Holdings PLC (United Kingdom)	8,903,896	97,667
HSBC Holdings PLC (Hong Kong)	5,642,396	61,232	2.04
Sumitomo Mitsui Financial Group, Inc.	2,830,000	145,652	1.87
Shinsei Bank, Ltd.	34,919,000	85,217	1.10
BNP Paribas SA	1,037,530	80,858	1.04
Svenska Handelsbanken AB, Class A	1,569,000	77,086	.99
Banco Santander, SA1	8,082,000	72,336	.93
Link Real Estate Investment Trust	13,415,418	65,050	.84
SEGRO PLC	11,385,000	62,969	.81
Allianz SE	319,100	57,222	.74
Suncorp Group Ltd.	4,290,000	50,180	.65
AEGON NV	5,265,000	49,702	.64
Other securities		744,100	9.58
		2,050,543	26.40

Consumer discretionary 13.63%
Wolters Kluwer NV	3,456,135	98,634	1.27
ProSiebenSat.1 Media AG	1,768,000	87,561	1.13
SJM Holdings Ltd.	22,100,000	74,101	.95
Honda Motor Co., Ltd.	1,604,000	65,951	.85
Don Quijote Holdings Co., Ltd.	960,000	58,069	.75
OPAP SA	4,291,200	57,086	.73
Toyota Motor Corp.	886,000	54,013	.69
Bayerische Motoren Werke AG	435,000	50,998	.66
Other securities		512,504	6.60
		1,058,917	13.63

Industrials 7.41%
Wolseley PLC	1,056,686	59,931	.77
Meggitt PLC	5,820,168	50,840	.65
Schneider Electric SA	556,282	48,519	.63
BAE Systems PLC	6,576,000	47,370	.61
Other securities		369,070	4.75
		575,730	7.41

Energy 7.29%
TOTAL SA	2,667,800	163,429	2.10
Royal Dutch Shell PLC, Class B	3,908,000	147,549	1.90
Enbridge Inc.	2,191,597	95,751	1.23
Crescent Point Energy Corp.	1,260,000	48,929	.63
Keyera Corp.	800,000	48,147	.62
Other securities		62,504	.81
		566,309	7.29

Telecommunication services 6.91%
Vodafone Group PLC	32,917,052	129,186	1.66
Orange	8,235,000	101,960	1.31
KDDI Corp.	930,000	57,137	.74
Other securities		248,797	3.20
		537,080	6.91

International Growth and Income Fund	7

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Information technology 6.65%
STMicroelectronics NV	17,690,000	$142,123	1.83%
Taiwan Semiconductor Manufacturing Co. Ltd.	39,931,506	141,352	1.82
Quanta Computer Inc.	26,454,835	61,691	.79
Other securities		171,644	2.21
		516,810	6.65

Utilities 5.97%
National Grid PLC	13,636,524	177,941	2.29
EDP — Energias de Portugal, SA	33,622,000	123,498	1.59
Power Assets Holdings Ltd.	8,143,500	64,744	.83
GDF SUEZ	2,591,623	60,949	.79
Other securities		36,490	.47
		463,622	5.97

Health care 5.87%
Novartis AG	2,313,100	184,623	2.38
AstraZeneca PLC	2,085,000	123,415	1.59
Other securities		147,913	1.90
		455,951	5.87

Consumer staples 5.67%
British American Tobacco PLC	2,241,300	120,178	1.55
Imperial Tobacco Group PLC	2,975,000	115,180	1.48
Other securities		204,790	2.64
		440,148	5.67

Materials 3.98%
L’Air Liquide SA, bonus shares[2]	495,511	70,076	.90
Other securities		239,040	3.08
		309,116	3.98

Miscellaneous 1.14%
Other common stocks in initial period of acquisition		88,787	1.14

Total common stocks (cost: $5,522,871,000)		7,063,013	90.92

Preferred stocks 0.16%
Financials 0.16%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,714	.16

Total preferred stocks (cost: $12,000,000)		12,714	.16

Warrants 0.29%
Financials 0.29%
Other securities		22,486	.29

Total warrants (cost: $0)		22,486	.29

8	International Growth and Income Fund

Convertible securities 0.88%	Principal amount (000)		Value (000)	Percent of net assets
Consumer staples 0.60%
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR	422,560	$46,449	.60%

Financials 0.28%
Other securities			22,101	.28

Total convertible securities (cost: $78,977,000)			68,550	.88

Bonds, notes & other debt instruments 1.90%
Financials 0.33%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[3,4]		$5,410	6,722	.09
Other securities			18,873	.24
			25,595	.33
Consumer staples 0.03%
British American Tobacco International Finance PLC 9.50% 2018[3]		2,000	2,635	.03

Other 1.54%
Other securities			119,328	1.54

Total bonds, notes & other debt instruments (cost: $140,799,000)			147,558	1.90

Short-term securities 5.35%
Federal Home Loan Bank 0.055%–0.10% due 1/8–4/2/2014		80,900	80,892	1.04
Fannie Mae 0.14% due 9/2–9/22/2014		77,300	77,229	.99
Freddie Mac 0.12%–0.14% due 6/18–9/17/2014		61,800	61,756	.80
Wells Fargo & Co. 0.13%–0.22% due 2/4–6/17/2014		49,600	49,561	.64
Other securities			145,698	1.88

Total short-term securities (cost: $415,133,000)			415,136	5.35
Total investment securities (cost: $6,169,780,000)			7,729,457	99.50
Other assets less liabilities			38,842	.50

Net assets			$7,768,299	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

International Growth and Income Fund	9

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $177,463,000 over the prior nine-month period.

					Unrealized
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	1/14/2014	Bank of New York Mellon	$30,136	A$33,325	$ 408
Australian dollars	3/10/2014	Bank of America, N.A.	$28,685	A$31,800	417
Japanese yen	1/15/2014	UBS AG	$14,607	¥1,490,000	458
Japanese yen	1/16/2014	HSBC Bank	$111,450	¥11,372,592	3,449
Japanese yen	2/14/2014	Citibank	$7,046	¥700,000	398
Japanese yen	2/14/2014	Bank of New York Mellon	$24,157	¥2,400,000	1,362
Japanese yen	2/14/2014	Citibank	$10,040	¥1,000,000	542
Japanese yen	3/4/2014	Bank of America, N.A.	$5,841	¥600,000	142
					$7,176

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $75,308,000, which represented .97% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $105,194,000, which represented 1.35% of the net assets of the fund.
[4]	Coupon rate may change periodically.

Key to abbreviation and symbols

A$ = Australian dollars
¥ = Japanese yen
ZAR = South African rand

See Notes to Financial Statements

10	International Growth and Income Fund

Financial statements

Statement of assets and liabilities	unaudited
at December 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value: (cost: $6,169,780)		$7,729,457
Cash		87
Unrealized appreciation on open forward currency contracts		7,176
Receivables for:
Sales of investments	$7,934
Sales of fund’s shares	20,968
Dividends and interest	20,931	49,833
		7,786,553
Liabilities:
Payables for:
Repurchases of fund’s shares	11,359
Investment advisory services	3,203
Services provided by related parties	2,124
Trustees’ deferred compensation	1,398
Other	170	18,254
Net assets at December 31, 2013		$7,768,299

Net assets consist of:
Capital paid in on shares of beneficial interest		$6,199,612
Distributions in excess of net investment income		(12,966)
Undistributed net realized gain		14,435
Net unrealized appreciation		1,567,218
Net assets at December 31, 2013		$7,768,299

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (221,811 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$4,454,309	127,169	$35.03
Class B	17,410	497	35.00
Class C	269,062	7,699	34.95
Class F-1	1,037,447	29,626	35.02
Class F-2	901,112	25,719	35.04
Class 529-A	113,827	3,253	34.99
Class 529-B	761	22	34.97
Class 529-C	28,382	815	34.84
Class 529-E	4,246	121	34.99
Class 529-F-1	8,723	249	35.03
Class R-1	6,423	184	34.96
Class R-2	46,577	1,335	34.88
Class R-3	40,033	1,145	34.98
Class R-4	34,592	988	35.01
Class R-5	50,018	1,422	35.17
Class R-6	755,377	21,567	35.02

See Notes to Financial Statements

International Growth and Income Fund	11

Statement of operations	unaudited
for the six months ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $9,566)	$99,076
Interest	7,225	$106,301

Fees and expenses*:
Investment advisory services	17,964
Distribution services	8,029
Transfer agent services	3,914
Administrative services	955
Reports to shareholders	250
Registration statement and prospectus	277
Trustees’ compensation	282
Auditing and legal	23
Custodian	567
Other	89	32,350
Net investment income		73,951

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments	73,023
Forward currency contracts	9,001
Currency transactions	(309)	81,715
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $53)	812,197
Forward currency contracts	4,632
Currency translations	709	817,538
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		899,253

Net increase in net assets resulting from operations		$973,204

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

12	International Growth and Income Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended December 31, 2013*	Year ended June 30, 2013

Operations:
Net investment income	$73,951	$156,009
Net realized gain on investments, forward currency contracts and currency transactions	81,715	268,628
Net unrealized appreciation on investments, forward currency contracts and currency translations	817,538	465,269
Net increase in net assets resulting from operations	973,204	889,906

Dividends and distributions paid to shareholders:
Dividends from net investment income	(80,518)	(159,324)
Distributions from net realized gain on investments	(291,112)	—
Total dividends and distributions paid to shareholders	(371,630)	(159,324)

Net capital share transactions	816,320	728,944

Total increase in net assets	1,417,894	1,459,526

Net assets:
Beginning of period	6,350,405	4,890,879
End of period (including distributions in excess of net investment income: $(12,966) and $(6,399), respectively)	$7,768,299	$6,350,405

*	Unaudited.

See Notes to Financial Statements

International Growth and Income Fund	13

Notes to financial statements	unaudited

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in stocks of larger, well-established companies domiciled outside the U.S.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

14	International Growth and Income Fund

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

International Growth and Income Fund	15

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased

16	International Growth and Income Fund

within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

International Growth and Income Fund	17

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$2,050,543	$—	$—	$2,050,543
Consumer discretionary	1,058,917	—	—	1,058,917
Industrials	575,730	—	—	575,730
Energy	566,309	—	—	566,309
Telecommunication services	537,080	—	—	537,080
Information technology	516,810	—	—	516,810
Utilities	463,622	—	—	463,622
Health care	455,951	—	—	455,951
Consumer staples	440,148	—	—	440,148
Materials	239,040	70,076	—	309,116
Miscellaneous	83,555	5,232	—	88,787
Preferred stocks	—	12,714	—	12,714
Warrants	22,486	—	—	22,486
Convertible securities	—	68,550	—	68,550
Bonds, notes & other debt instruments	—	147,558	—	147,558
Short-term securities	—	415,136	—	415,136
Total	$7,010,191	$719,266	$—	$7,729,457

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$7,176	$—	$7,176

*	Forward currency contracts are not included in the investment portfolio.

18	International Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

International Growth and Income Fund	19

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of December 31, 2013 (dollars in thousands):

	Asset		Liability
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$7,176	Unrealized depreciation on open forward currency contracts	$—

	Net realized gain		Net unrealized appreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$9,001	Net unrealized appreciation on forward currency contracts	$4,632

20	International Growth and Income Fund

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the gross amounts of recognized assets and liabilities from the fund’s use of forward currency contracts as of December 31, 2013 (dollars in thousands):

	Gross amounts recognized in	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$559	$—	$(559)	$—	$—
Bank of New York Mellon	1,770	—	(1,770)	—	—
Citibank	940	—	(849)	—	91
HSBC Bank	3,449	—	(3,300)	—	149
UBS AG	458	—	(376)	—	82
	$7,176	$—	$(6,854)	$—	$322

*	Non-cash collateral is shown on a settlement basis.

International Growth and Income Fund	21

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2013, the fund had tax basis undistributed ordinary income of $7,211,000, and undistributed long-term capital gains of $224,838,000.

As of December 31, 2013, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,684,086
Gross unrealized depreciation on investment securities	(136,147)
Net unrealized appreciation on investment securities	1,547,939
Cost of investment securities	6,181,518

22	International Growth and Income Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended December 31, 2013			Year ended June 30, 2013
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$46,268	$166,940	$213,208	$95,896	$—	$95,896
Class B	126	657	783	348	—	348
Class C	1,818	10,101	11,919	4,138	—	4,138
Class F-1	10,511	38,807	49,318	18,507	—	18,507
Class F-2	9,893	33,681	43,574	18,570	—	18,570
Class 529-A	1,132	4,247	5,379	2,280	—	2,280
Class 529-B	5	28	33	15	—	15
Class 529-C	181	1,066	1,247	400	—	400
Class 529-E	36	156	192	71	—	71
Class 529-F-1	93	336	429	160	—	160
Class R-1	57	242	299	123	—	123
Class R-2	315	1,746	2,061	717	—	717
Class R-3	355	1,499	1,854	708	—	708
Class R-4	342	1,286	1,628	607	—	607
Class R-5	580	1,877	2,457	1,132	—	1,132
Class R-6	8,806	28,443	37,249	15,652	—	15,652
Total	$80,518	$291,112	$371,630	$159,324	$—	$159,324

International Growth and Income Fund	23

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.460% on such assets in excess of $6.5 billion. For the six months ended December 31, 2013, the investment advisory services fee was $17,964,000, which was equivalent to an annualized rate of 0.504% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

24	International Growth and Income Fund

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the six months ended December 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$4,946	$2,441		$206		Not applicable
Class B	88	11		Not applicable		Not applicable
Class C	1,247	154		62		Not applicable
Class F-1	1,197	633		239		Not applicable
Class F-2	Not applicable	452		201		Not applicable
Class 529-A	104	51		26		$50
Class 529-B	4	—	*	—	*	—	*
Class 529-C	130	14		7		13
Class 529-E	9	1		1		2
Class 529-F-1	—	4		2		4
Class R-1	18	3		1		Not applicable
Class R-2	159	88		11		Not applicable
Class R-3	90	35		9		Not applicable
Class R-4	37	15		8		Not applicable
Class R-5	Not applicable	11		12		Not applicable
Class R-6	Not applicable	1		170		Not applicable
Total class-specific expenses	$8,029	$3,914		$955		$69

*	Amount less than one thousand.

International Growth and Income Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $282,000 in the fund’s statement of operations includes $172,000 in current fees (either paid in cash or deferred) and a net increase of $110,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended December 31, 2013

Class A	$398,668	11,556	$209,583	6,126	$(205,684)	(5,990)	$402,567	11,692
Class B	1,078	31	781	23	(3,114)	(91)	(1,255)	(37)
Class C	32,248	938	11,766	344	(21,305)	(620)	22,709	662
Class F-1	154,238	4,493	49,029	1,434	(90,814)	(2,629)	112,453	3,298
Class F-2	139,678	4,035	41,952	1,226	(43,706)	(1,272)	137,924	3,989
Class 529-A	11,872	345	5,376	158	(5,113)	(150)	12,135	353
Class 529-B	68	2	33	1	(196)	(5)	(95)	(2)
Class 529-C	3,318	97	1,246	37	(1,643)	(48)	2,921	86
Class 529-E	507	15	192	5	(124)	(4)	575	16
Class 529-F-1	2,335	67	421	13	(1,494)	(43)	1,262	37
Class R-1	590	17	232	7	(360)	(10)	462	14
Class R-2	7,941	231	2,051	60	(6,908)	(200)	3,084	91
Class R-3	7,653	223	1,843	54	(5,818)	(169)	3,678	108
Class R-4	8,215	237	1,617	47	(3,735)	(108)	6,097	176
Class R-5	6,352	186	2,454	71	(2,582)	(75)	6,224	182
Class R-6	82,082	2,377	37,249	1,089	(13,752)	(397)	105,579	3,069
Total net increase (decrease)	$856,843	24,850	$365,825	10,695	$(406,348)	(11,811)	$816,320	23,734

26	International Growth and Income Fund

	Sales*		Reinvestments of dividends			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2013

Class A	$540,443	17,064	$93,379	2,937		$(534,888)	(17,283)	$98,934	2,718
Class B	1,631	52	346	11		(7,681)	(249)	(5,704)	(186)
Class C	42,564	1,345	4,059	128		(44,792)	(1,454)	1,831	19
Class F-1	445,243	13,830	18,262	570		(118,885)	(3,803)	344,620	10,597
Class F-2	189,867	5,980	17,665	555		(101,296)	(3,224)	106,236	3,311
Class 529-A	21,211	673	2,279	72		(11,978)	(386)	11,512	359
Class 529-B	122	4	15	—	†	(532)	(17)	(395)	(13)
Class 529-C	6,260	199	400	12		(3,567)	(116)	3,093	95
Class 529-E	1,061	33	71	3		(410)	(13)	722	23
Class 529-F-1	2,915	91	160	5		(608)	(20)	2,467	76
Class R-1	1,743	54	90	3		(1,101)	(36)	732	21
Class R-2	13,640	438	693	21		(8,354)	(269)	5,979	190
Class R-3	14,111	444	676	21		(7,419)	(237)	7,368	228
Class R-4	12,871	411	573	18		(4,761)	(154)	8,683	275
Class R-5	11,378	370	1,130	36		(10,516)	(339)	1,992	67
Class R-6	151,296	4,752	15,652	491		(26,074)	(846)	140,874	4,397
Total net increase (decrease)	$1,456,356	45,740	$155,450	4,883		$(882,862)	(28,446)	$728,944	22,177

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,498,438,000 and $1,026,030,000, respectively, during the six months ended December 31, 2013.

International Growth and Income Fund	27

Financial highlights

			Income (loss) from investment operations[1]
		Net asset		Net gains (losses)
		value,	Net	on securities	Total from
		beginning	investment	(both realized	investment
		of period	income	and unrealized)	operations
Class A:	Six months ended 12/31/2013[4,5]	$32.06	$.36	$4.37	$4.73
	Year ended 6/30/2013	27.81	.84	4.26	5.10
	Year ended 6/30/2012	32.48	.82	(4.12)	(3.30)
	Year ended 6/30/2011	25.86	1.06	6.80	7.86
	Year ended 6/30/2010	24.78	.80	1.39	2.19
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.62	(.39)	.23
Class B:	Six months ended 12/31/2013[4,5]	32.04	.23	4.35	4.58
	Year ended 6/30/2013	27.78	.57	4.30	4.87
	Year ended 6/30/2012	32.44	.57	(4.09)	(3.52)
	Year ended 6/30/2011	25.82	.79	6.82	7.61
	Year ended 6/30/2010	24.75	.56	1.40	1.96
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.53	(.42)	.11
Class C:	Six months ended 12/31/2013[4,5]	32.00	.22	4.35	4.57
	Year ended 6/30/2013	27.76	.59	4.25	4.84
	Year ended 6/30/2012	32.42	.58	(4.10)	(3.52)
	Year ended 6/30/2011	25.81	.80	6.79	7.59
	Year ended 6/30/2010	24.75	.57	1.38	1.95
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.51	(.41)	.10
Class F-1:	Six months ended 12/31/2013[4,5]	32.06	.35	4.36	4.71
	Year ended 6/30/2013	27.81	.94	4.16	5.10
	Year ended 6/30/2012	32.49	.84	(4.16)	(3.32)
	Year ended 6/30/2011	25.86	1.06	6.79	7.85
	Year ended 6/30/2010	24.78	.79	1.39	2.18
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.63	(.39)	.24
Class F-2:	Six months ended 12/31/2013[4,5]	32.07	.39	4.38	4.77
	Year ended 6/30/2013	27.81	.92	4.26	5.18
	Year ended 6/30/2012	32.50	.97	(4.23)	(3.26)
	Year ended 6/30/2011	25.87	1.13	6.79	7.92
	Year ended 6/30/2010	24.79	.86	1.39	2.25
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.60	(.31)	.29
Class 529-A:	Six months ended 12/31/2013[4,5]	32.03	.35	4.36	4.71
	Year ended 6/30/2013	27.78	.83	4.25	5.08
	Year ended 6/30/2012	32.46	.81	(4.14)	(3.33)
	Year ended 6/30/2011	25.85	1.09	6.75	7.84
	Year ended 6/30/2010	24.77	.82	1.35	2.17
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.70	(.49)	.21

28	International Growth and Income Fund

						Ratio of		Ratio of
Dividends and distributions						expenses to		expenses to
Dividends		Total				average net		average net		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	assets before		assets after		income
investment	(from capital	and	value, end	Total	end of period	reimbursements/		reimbursements/		to average
income)	gains)	distributions	of period	return[2,3]	(in millions)	waivers		waivers[3]		net assets[3]
$(.39)	$(1.37)	$(1.76)	$35.03	14.93%	$4,454	.91%[6]		.91%[6]		2.07%[6]
(.85)	—	(.85)	32.06	18.41	3,703	.93		.93		2.70
(.86)	(.51)	(1.37)	27.81	(10.03)	3,136	.93		.93		2.85
(1.06)	(.18)	(1.24)	32.48	30.64	3,611	.89		.89		3.43
(.74)	(.37)	(1.11)	25.86	8.44	2,515	.94		.93		2.79
(.45)	—	(.45)	24.78	1.04	1,424	1.11	[6]	1.06	[6]	3.73	[6]
(.25)	(1.37)	(1.62)	35.00	14.45	17	1.67	[6]	1.67	[6]	1.34	[6]
(.61)	—	(.61)	32.04	17.55	17	1.69		1.69		1.85
(.63)	(.51)	(1.14)	27.78	(10.75)	20	1.70		1.70		1.98
(.81)	(.18)	(.99)	32.44	29.62	31	1.68		1.68		2.56
(.52)	(.37)	(.89)	25.82	7.60	28	1.72		1.71		1.96
(.36)	—	(.36)	24.75	.49	18	1.81	[6]	1.77	[6]	3.16	[6]
(.25)	(1.37)	(1.62)	34.95	14.44	269	1.72	[6]	1.72	[6]	1.27	[6]
(.60)	—	(.60)	32.00	17.47	225	1.74		1.74		1.89
(.63)	(.51)	(1.14)	27.76	(10.75)	195	1.73		1.73		2.05
(.80)	(.18)	(.98)	32.42	29.57	230	1.73		1.73		2.58
(.52)	(.37)	(.89)	25.81	7.55	167	1.75		1.74		2.00
(.35)	—	(.35)	24.75	.48	87	1.84	[6]	1.80	[6]	3.07	[6]
(.38)	(1.37)	(1.75)	35.02	14.87	1,038	.98	[6]	.98	[6]	2.00	[6]
(.85)	—	(.85)	32.06	18.39	844	.96		.96		2.97
(.85)	(.51)	(1.36)	27.81	(10.05)	437	.94		.94		2.92
(1.04)	(.18)	(1.22)	32.49	30.58	420	.94		.94		3.40
(.73)	(.37)	(1.10)	25.86	8.41	274	.97		.96		2.76
(.46)	—	(.46)	24.78	1.06	164	1.07	[6]	1.03	[6]	3.76	[6]
(.43)	(1.37)	(1.80)	35.04	15.04	901	.71	[6]	.71	[6]	2.26	[6]
(.92)	—	(.92)	32.07	18.64	697	.73		.73		2.95
(.92)	(.51)	(1.43)	27.81	(9.82)	512	.70		.70		3.40
(1.11)	(.18)	(1.29)	32.50	30.87	311	.71		.71		3.65
(.80)	(.37)	(1.17)	25.87	8.69	199	.71		.70		3.02
(.50)	—	(.50)	24.79	1.28	119	.82	[6]	.76	[6]	3.57	[6]
(.38)	(1.37)	(1.75)	34.99	14.87	114	.99	[6]	.99	[6]	1.99	[6]
(.83)	—	(.83)	32.03	18.35	93	1.00		1.00		2.66
(.84)	(.51)	(1.35)	27.78	(10.13)	71	1.00		1.00		2.84
(1.05)	(.18)	(1.23)	32.46	30.62	67	.94		.94		3.50
(.72)	(.37)	(1.09)	25.85	8.33	35	.99		.98		2.87
(.44)	—	(.44)	24.77	.96	9	1.20	[6]	1.16	[6]	4.16	[6]

See page 33 for footnotes.

International Growth and Income Fund	29

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset		Net gains (losses)
		value,	Net	on securities	Total from
		beginning	investment	(both realized	investment
		of period	income	and unrealized)	operations
Class 529-B:	Six months ended 12/31/2013[4,5]	$32.01	$.21	$4.35	$4.56
	Year ended 6/30/2013	27.75	.52	4.30	4.82
	Year ended 6/30/2012	32.39	.52	(4.07)	(3.55)
	Year ended 6/30/2011	25.80	.78	6.78	7.56
	Year ended 6/30/2010	24.74	.55	1.38	1.93
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.50	(.41)	.09
Class 529-C:	Six months ended 12/31/2013[4,5]	31.91	.20	4.34	4.54
	Year ended 6/30/2013	27.68	.58	4.23	4.81
	Year ended 6/30/2012	32.35	.58	(4.13)	(3.55)
	Year ended 6/30/2011	25.77	.83	6.73	7.56
	Year ended 6/30/2010	24.72	.59	1.35	1.94
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.65	(.57)	.08
Class 529-E:	Six months ended 12/31/2013[4,5]	32.03	.30	4.36	4.66
	Year ended 6/30/2013	27.79	.77	4.22	4.99
	Year ended 6/30/2012	32.46	.73	(4.13)	(3.40)
	Year ended 6/30/2011	25.85	.97	6.76	7.73
	Year ended 6/30/2010	24.78	.75	1.33	2.08
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.74	(.56)	.18
Class 529-F-1:	Six months ended 12/31/2013[4,5]	32.07	.38	4.36	4.74
	Year ended 6/30/2013	27.81	.94	4.22	5.16
	Year ended 6/30/2012	32.50	.89	(4.17)	(3.28)
	Year ended 6/30/2011	25.87	1.25	6.66	7.91
	Year ended 6/30/2010	24.79	.91	1.32	2.23
	Period from 10/1/2008 to 6/30/2009[4,7]	24.97	.76	(.49)	.27
Class R-1:	Six months ended 12/31/2013[4,5]	32.01	.29	4.36	4.65
	Year ended 6/30/2013	27.78	.77	4.27	5.04
	Year ended 6/30/2012	32.43	.69	(4.12)	(3.43)
	Year ended 6/30/2011	25.82	.87	6.78	7.65
	Year ended 6/30/2010	24.76	.59	1.37	1.96
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.45	(.34)	.11

30	International Growth and Income Fund

Dividends and distributions							Ratio of expenses to		Ratio of expenses to
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		average net assets before reimbursements/ waivers		average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]
$(.23)	$(1.37)	$(1.60)	$34.97	14.38%	$1		1.80%[6]		1.80%[6]		1.20%[6]
(.56)	—	(.56)	32.01	17.38	1		1.83		1.83		1.67
(.58)	(.51)	(1.09)	27.75	(10.86)	1		1.83		1.83		1.81
(.79)	(.18)	(.97)	32.39	29.47	2		1.79		1.79		2.51
(.50)	(.37)	(.87)	25.80	7.49	1		1.82		1.81		1.94
(.35)	—	(.35)	24.74	.43	—	[8]	1.93	[6]	1.88	[6]	3.00	[6]
(.24)	(1.37)	(1.61)	34.84	14.37	28		1.80	[6]	1.80	[6]	1.19	[6]
(.58)	—	(.58)	31.91	17.42	23		1.82		1.82		1.85
(.61)	(.51)	(1.12)	27.68	(10.85)	18		1.82		1.82		2.02
(.80)	(.18)	(.98)	32.35	29.45	16		1.78		1.78		2.68
(.52)	(.37)	(.89)	25.77	7.53	8		1.81		1.80		2.08
(.36)	—	(.36)	24.72	.41	2		1.91	[6]	1.88	[6]	3.81	[6]
(.33)	(1.37)	(1.70)	34.99	14.73	4		1.24	[6]	1.24	[6]	1.74	[6]
(.75)	—	(.75)	32.03	18.01	3		1.26		1.26		2.45
(.76)	(.51)	(1.27)	27.79	(10.34)	2		1.27		1.27		2.56
(.94)	(.18)	(1.12)	32.46	30.18	2		1.27		1.27		3.12
(.64)	(.37)	(1.01)	25.85	8.01	1		1.30		1.29		2.64
(.40)	—	(.40)	24.78	.82	—	[8]	1.39	[6]	1.35	[6]	4.36	[6]
(.41)	(1.37)	(1.78)	35.03	14.96	9		.79	[6]	.79	[6]	2.18	[6]
(.90)	—	(.90)	32.07	18.60	7		.81		.81		3.00
(.90)	(.51)	(1.41)	27.81	(9.94)	4		.81		.81		3.11
(1.10)	(.18)	(1.28)	32.50	30.80	3		.77		.77		3.99
(.78)	(.37)	(1.15)	25.87	8.60	1		.79		.78		3.18
(.48)	—	(.48)	24.79	1.18	—	[8]	.90	[6]	.86	[6]	4.48	[6]
(.33)	(1.37)	(1.70)	34.96	14.68	6		1.28	[6]	1.28	[6]	1.70	[6]
(.81)	—	(.81)	32.01	18.19	5		1.16		1.16		2.48
(.71)	(.51)	(1.22)	27.78	(10.47)	4		1.39		1.39		2.40
(.86)	(.18)	(1.04)	32.43	29.81	5		1.54		1.54		2.80
(.53)	(.37)	(.90)	25.82	7.58	3		1.71		1.70		2.06
(.35)	—	(.35)	24.76	.52	2		1.82	[6]	1.77	[6]	2.68	[6]

See page 33 for footnotes.

International Growth and Income Fund	31

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:	Six months ended 12/31/2013[4,5]	$31.94	$.22	$4.34	$4.56
	Year ended 6/30/2013	27.71	.60	4.24	4.84
	Year ended 6/30/2012	32.38	.60	(4.13)	(3.53)
	Year ended 6/30/2011	25.79	.85	6.74	7.59
	Year ended 6/30/2010	24.74	.61	1.34	1.95
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.54	(.44)	.10
Class R-3:	Six months ended 12/31/2013[4,5]	32.02	.30	4.36	4.66
	Year ended 6/30/2013	27.78	.76	4.23	4.99
	Year ended 6/30/2012	32.45	.72	(4.13)	(3.41)
	Year ended 6/30/2011	25.84	1.01	6.73	7.74
	Year ended 6/30/2010	24.78	.75	1.33	2.08
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.61	(.42)	.19
Class R-4:	Six months ended 12/31/2013[4,5]	32.05	.35	4.37	4.72
	Year ended 6/30/2013	27.80	.88	4.23	5.11
	Year ended 6/30/2012	32.48	.85	(4.16)	(3.31)
	Year ended 6/30/2011	25.86	1.15	6.70	7.85
	Year ended 6/30/2010	24.79	.84	1.33	2.17
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.61	(.37)	.24
Class R-5:	Six months ended 12/31/2013[4,5]	32.19	.41	4.38	4.79
	Year ended 6/30/2013	27.91	.94	4.28	5.22
	Year ended 6/30/2012	32.60	.91	(4.15)	(3.24)
	Year ended 6/30/2011	25.95	1.15	6.81	7.96
	Year ended 6/30/2010	24.86	.85	1.41	2.26
	Period from 10/1/2008 to 6/30/2009[4,7]	25.00	.76	(.47)	.29
Class R-6:	Six months ended 12/31/2013[4,5]	32.06	.41	4.36	4.77
	Year ended 6/30/2013	27.80	.97	4.25	5.22
	Year ended 6/30/2012	32.48	.93	(4.15)	(3.22)
	Year ended 6/30/2011	25.86	1.17	6.77	7.94
	Year ended 6/30/2010	24.78	.90	1.37	2.27
	Period from 5/1/2009 to 6/30/2009[4,9]	22.97	.25	1.90	2.15

	Six months	Year ended June 30
	ended December 31, 2013[4,5]	2013	2012	2011	2010	For the period 10/1/2008 to 6/30/2009[4,7]
Portfolio turnover rate for all share classes	15%	37%	24%	31%	16%	33%

32	International Growth and Income Fund

Dividends and distributions						Ratio of		Ratio of
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	expenses to average net assets before waivers		expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]
$(.25)	$(1.37)	$(1.62)	$34.88	14.43%	$47	1.72%[6]		1.72%[6]		1.26%[6]
(.61)	—	(.61)	31.94	17.48	40	1.74		1.74		1.93
(.63)	(.51)	(1.14)	27.71	(10.80)	29	1.78		1.76		2.12
(.82)	(.18)	(1.00)	32.38	29.60	25	1.77		1.70		2.74
(.53)	(.37)	(.90)	25.79	7.57	13	1.81		1.73		2.15
(.36)	—	(.36)	24.74	.48	3	1.88	[6]	1.78	[6]	3.22	[6]
(.33)	(1.37)	(1.70)	34.98	14.72	40	1.26	[6]	1.26	[6]	1.72	[6]
(.75)	—	(.75)	32.02	18.02	33	1.27		1.27		2.43
(.75)	(.51)	(1.26)	27.78	(10.37)	22	1.29		1.29		2.53
(.95)	(.18)	(1.13)	32.45	30.16	24	1.27		1.27		3.24
(.65)	(.37)	(1.02)	25.84	8.02	10	1.30		1.29		2.65
(.41)	—	(.41)	24.78	.85	3	1.38	[6]	1.33	[6]	3.64	[6]
(.39)	(1.37)	(1.76)	35.01	14.89	35.93		[6]	.93	[6]	2.03	[6]
(.86)	—	(.86)	32.05	18.43	26.93			.93		2.82
(.86)	(.51)	(1.37)	27.80	(10.06)	15.94			.94		2.98
(1.05)	(.18)	(1.23)	32.48	30.60	12.93			.93		3.69
(.73)	(.37)	(1.10)	25.86	8.38	5.98			.96		2.93
(.45)	—	(.45)	24.79	1.09	2	1.07	[6]	1.02	[6]	3.63	[6]
(.44)	(1.37)	(1.81)	35.17	15.05	50.64		[6]	.64	[6]	2.34	[6]
(.94)	—	(.94)	32.19	18.77	40.65			.65		3.00
(.94)	(.51)	(1.45)	27.91	(9.81)	33.66			.66		3.19
(1.13)	(.18)	(1.31)	32.60	30.94	28.67			.67		3.71
(.80)	(.37)	(1.17)	25.95	8.69	14.72			.70		2.96
(.43)	—	(.43)	24.86	1.28	6.81		[6]	.78	[6]	4.65	[6]
(.44)	(1.37)	(1.81)	35.02	15.08	755.59		[6]	.59	[6]	2.39	[6]
(.96)	—	(.96)	32.06	18.83	593.61			.61		3.11
(.95)	(.51)	(1.46)	27.80	(9.78)	392.61			.61		3.26
(1.14)	(.18)	(1.32)	32.48	30.99	341.62			.62		3.77
(.82)	(.37)	(1.19)	25.86	8.74	206.66			.65		3.16
(.34)	—	(.34)	24.78	9.38	64.12			.12		1.01

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Annualized.
[7]	For the period October 1, 2008, commencement of operations, through June 30, 2009.
[8]	Amount less than $1 million.
[9]	Class R-6 shares were offered beginning May 1, 2009.

See Notes to Financial Statements

International Growth and Income Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	International Growth and Income Fund

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,149.30	$4.93	.91%
Class A — assumed 5% return	1,000.00	1,020.62	4.63	.91
Class B — actual return	1,000.00	1,144.54	9.03	1.67
Class B — assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class C — actual return	1,000.00	1,144.40	9.30	1.72
Class C — assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class F-1 — actual return	1,000.00	1,148.66	5.31	.98
Class F-1 — assumed 5% return	1,000.00	1,020.27	4.99	.98
Class F-2 — actual return	1,000.00	1,150.43	3.85	.71
Class F-2 — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-A — actual return	1,000.00	1,148.72	5.36	.99
Class 529-A — assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-B — actual return	1,000.00	1,143.80	9.73	1.80
Class 529-B — assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-C — actual return	1,000.00	1,143.73	9.73	1.80
Class 529-C — assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-E — actual return	1,000.00	1,147.25	6.71	1.24
Class 529-E — assumed 5% return	1,000.00	1,018.95	6.31	1.24
Class 529-F-1 — actual return	1,000.00	1,149.61	4.28	.79
Class 529-F-1 — assumed 5% return	1,000.00	1,021.22	4.02	.79
Class R-1 — actual return	1,000.00	1,146.76	6.93	1.28
Class R-1 — assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-2 — actual return	1,000.00	1,144.31	9.30	1.72
Class R-2 — assumed 5% return	1,000.00	1,016.53	8.74	1.72
Class R-3 — actual return	1,000.00	1,147.17	6.82	1.26
Class R-3 — assumed 5% return	1,000.00	1,018.85	6.41	1.26
Class R-4 — actual return	1,000.00	1,148.89	5.04	.93
Class R-4 — assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-5 — actual return	1,000.00	1,150.52	3.47	.64
Class R-5 — assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-6 — actual return	1,000.00	1,150.79	3.20	.59
Class R-6 — assumed 5% return	1,000.00	1,022.23	3.01	.59

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

International Growth and Income Fund	35

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement,and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index and the MSCI All Country World Index ex USA. They noted that the investment results of the fund generally exceeded the results of the MSCI All Country World Index ex USA and the Lipper International Funds Index for the lifetime and three-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

36	International Growth and Income Fund

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median fees and expenses of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates.They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter,an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

International Growth and Income Fund	37

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International Growth and Income Fund	39

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International Growth and Income Fund	43

Office of the fund
One Market
Steuart Tower, Suite 2000
San Francisco, CA 94105-1409

Investment adviser
Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus,which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS.The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2013, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C.Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330.Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM Investment portfolio December 31, 2013 unaudited

Common stocks 90.92%
		Value
Financials 26.40%	Shares	(000)

AXA SA	8,627,200	$ 239,861
Prudential PLC	7,274,148	161,411
HSBC Holdings PLC (United Kingdom)	8,903,896	97,667
HSBC Holdings PLC (Hong Kong)	5,642,396	61,232
Sumitomo Mitsui Financial Group, Inc.	2,830,000	145,652
Shinsei Bank, Ltd.	34,919,000	85,217
BNP Paribas SA	1,037,530	80,858
Svenska Handelsbanken AB, Class A	1,569,000	77,086
Banco Santander, SA1	8,082,000	72,336
Link Real Estate Investment Trust	13,415,418	65,050
SEGRO PLC	11,385,000	62,969
Allianz SE	319,100	57,222
Suncorp Group Ltd.	4,290,000	50,180
AEGON NV	5,265,000	49,702
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	3,360,000	45,830
Piraeus Bank SA1	21,421,842	45,089
Sampo Oyj, Class A	805,000	39,558
Barclays PLC	8,600,000	38,729
Toronto-Dominion Bank	410,600	38,696
Tokyo Tatemono Co., Ltd.	3,475,000	38,542
Fairfax Financial Holdings Ltd.	94,800	37,926
Investment AB Kinnevik, Class B	810,000	37,516
AEON Financial Service Co., Ltd.	1,340,000	35,883
Bankia, SA1	20,200,000	34,292
ICICI Bank Ltd.	1,920,000	34,106
Sun Hung Kai Properties Ltd.	2,632,131	33,384
Mizuho Financial Group, Inc.	14,100,000	30,527
Swedbank AB, Class A	1,030,000	28,985
Mitsubishi Estate Co., Ltd.	905,000	27,027
Haitong Securities Co., Ltd., Class H	14,000,000	24,374
ING Groep NV, depository receipts[1]	1,730,000	24,038
Agricultural Bank of China, Class H	45,920,000	22,562
Bank of Nova Scotia	300,000	18,761
Sumitomo Mitsui Trust Holdings, Inc.	3,527,000	18,554
Credit Suisse Group AG	594,146	18,163
ORIX Corp.	900,000	15,785
Bank of the Philippine Islands	8,000,000	15,321
Fibra Uno Administración, SA de CV	4,750,000	15,214
AIA Group Ltd.	2,837,600	14,235
Banco Bilbao Vizcaya Argentaria, SA	893,845	11,003
		2,050,543
Consumer discretionary 13.63%

Wolters Kluwer NV	3,456,135	98,634
ProSiebenSat.1 Media AG	1,768,000	87,561
SJM Holdings Ltd.	22,100,000	74,101
Honda Motor Co., Ltd.	1,604,000	65,951
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Don Quijote Holdings Co., Ltd.	960,000	$ 58,069
OPAP SA	4,291,200	57,086
Toyota Motor Corp.	886,000	54,013
Bayerische Motoren Werke AG	435,000	50,998
Fuji Media Holdings, Inc.	2,250,000	45,936
Nokian Renkaat Oyj	950,000	45,572
Carphone Warehouse Group PLC	9,830,000	44,113
Eutelsat Communications SA	1,340,000	41,782
HUGO BOSS AG	272,500	38,800
Wynn Macau, Ltd.	8,558,000	38,793
SES SA, Class A (FDR)	1,075,000	34,798
Kingfisher PLC	5,400,000	34,400
H & M Hennes & Mauritz AB, Class B	735,000	33,848
Carnival PLC	765,000	31,683
Naspers Ltd., Class N	300,000	31,344
Liberty Global PLC, Class A1	164,989	14,682
Liberty Global PLC, Class C1	123,199	10,388
Zee Entertainment Enterprises Ltd.	4,680,000	20,928
Industria de Diseño Textil, SA	100,000	16,481
Cie. Financière Richemont SA, Class A	147,000	14,633
Christian Dior SA	75,800	14,323
		1,058,917
Industrials 7.41%

Wolseley PLC	1,056,686	59,931
Meggitt PLC	5,820,168	50,840
Schneider Electric SA	556,282	48,519
BAE Systems PLC	6,576,000	47,370
Randstad Holding NV	683,000	44,302
European Aeronautic Defence and Space Co. EADS NV1	500,000	38,389
Abertis Infraestructuras, SA, Class A	1,575,000	34,993
Siemens AG	248,500	33,943
Geberit AG	100,000	30,323
Kubota Corp.	1,680,000	27,742
Vallourec SA	455,489	24,814
BTS Rail Mass Transit Growth Infrastructure Fund	84,890,300	22,217
Globaltrans Investment PLC (GDR)	1,348,000	21,433
ASSA ABLOY AB, Class B	400,000	21,132
Singapore Technologies Engineering Ltd	6,095,000	19,126
Marubeni Corp.	2,460,000	17,660
Ryanair Holdings PLC (ADR)[1]	360,000	16,895
Qantas Airways Ltd.[1]	9,941,923	9,721
Mitsubishi Corp.	333,100	6,380
		575,730
Energy 7.29%

TOTAL SA	2,667,800	163,429
Royal Dutch Shell PLC, Class B	3,908,000	147,549
Enbridge Inc.	2,191,597	95,751
Crescent Point Energy Corp.	1,260,000	48,929
Keyera Corp.	800,000	48,147
Paramount Resources Ltd.[1]	1,050,000	38,432
Coal India Ltd.	4,000,000	18,754
Transocean Ltd.	107,600	5,318
		566,309
Common stocks
		Value
Telecommunication services 6.91%	Shares	(000)

Vodafone Group PLC	32,917,052	$ 129,186
Orange	8,235,000	101,960
KDDI Corp.	930,000	57,137
Deutsche Telekom AG	2,700,000	46,170
Advanced Info Service PCL	6,285,200	38,159
BT Group PLC	5,779,000	36,308
Globe Telecom, Inc.	847,930	31,332
SoftBank Corp.	340,000	29,703
HKT Trust, units	26,818,000	26,492
Hellenic Telecommunications Organization SA1	1,586,200	21,101
Swisscom AG	37,000	19,532
		537,080
Information technology 6.65%

STMicroelectronics NV	17,690,000	142,123
Taiwan Semiconductor Manufacturing Co. Ltd.	39,931,506	141,352
Quanta Computer Inc.	26,454,835	61,691
Alcatel-Lucent[1]	7,887,800	35,353
ASM Pacific Technology Ltd.	4,122,300	34,502
Nintendo Co., Ltd.	244,400	32,514
Baidu, Inc., Class A (ADR)[1]	165,000	29,350
Spectris PLC	500,000	21,204
ASML Holding NV	200,000	18,721
		516,810
Utilities 5.97%

National Grid PLC	13,636,524	177,941
EDP — Energias de Portugal, SA	33,622,000	123,498
Power Assets Holdings Ltd.	8,143,500	64,744
GDF SUEZ	2,591,623	60,949
Enagás, SA	733,281	19,162
CLP Holdings Ltd.	1,550,000	12,253
E.ON SE	275,000	5,075
		463,622
Health care 5.87%

Novartis AG	2,313,100	184,623
AstraZeneca PLC	2,085,000	123,415
GlaxoSmithKline PLC	1,350,000	36,026
Sanofi	306,258	32,492
Novo Nordisk A/S, Class B	130,000	23,829
Smith & Nephew PLC	1,520,000	21,672
Sonic Healthcare Ltd.	1,200,000	17,765
Bayer AG	115,000	16,129
		455,951
Consumer staples 5.67%

British American Tobacco PLC	2,241,300	120,178
Imperial Tobacco Group PLC	2,975,000	115,180
Nestlé SA	604,700	44,265
Casino, Guichard-Perrachon SA	341,000	39,298
Wesfarmers Ltd.	493,800	19,418
AMOREPACIFIC Corp.	19,600	18,572
LAWSON, INC.	230,000	17,188
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

Unilever NV, depository receipts	423,000	$ 17,036
Anheuser-Busch InBev NV	139,000	14,774
ITC Ltd.	2,475,000	12,878
Japan Tobacco Inc.	354,000	11,496
Shoprite Holdings Ltd.	631,000	9,865
		440,148
Materials 3.98%

L’Air Liquide SA, bonus shares[2]	495,511	70,076
James Hardie Industries PLC (CDI)	3,780,000	43,675
Syngenta AG	80,800	32,173
Amcor Ltd.	3,075,000	28,967
Rio Tinto PLC	500,000	28,230
Linde AG	116,646	24,399
BASF SE	225,000	23,986
Givaudan SA	16,300	23,279
Potash Corp. of Saskatchewan Inc.	600,000	19,776
Impala Platinum Holdings Ltd.	1,241,352	14,555
		309,116
Miscellaneous 1.14%

Other common stocks in initial period of acquisition		88,787
Total common stocks (cost: $5,522,871,000)		7,063,013
Preferred stocks 0.16%

Financials 0.16%

HSBC Holdings PLC, Series 2, 8.00%	472,795	12,714
Total preferred stocks (cost: $12,000,000)		12,714
Warrants 0.29%

Financials 0.29%

Piraeus Bank, SA, warrants, expire 2018[1]	21,421,842	22,486
Total Warrants (cost: $0)		22,486
Convertible securities 0.88%
	Principal amount
Consumer staples 0.60%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR422,560	46,449
Financials 0.28%

Bank of Ireland 10.00% convertible notes 2016	€15,000	22,101
Total convertible securities (cost: $78,977,000)		68,550

Bonds, notes & other debt instruments 1.90%
	Principal amount	Value
U.S. Treasury bonds & notes 0.68%	(000)	(000)

U.S. Treasury 0.25% 2015	$11,950	$ 11,956
U.S. Treasury 0.25% 2015	7,850	7,840
U.S. Treasury 4.00% 2015	31,875	33,232
		53,028
Bonds & notes of governments outside the U.S. 0.35%

Greek Government 2.00%/3.00% 2023[3]	€1,750	1,632
Greek Government 2.00%/3.00% 2024[3]	1,750	1,566
Greek Government 2.00%/3.00% 2025[3]	1,750	1,514
Greek Government 2.00%/3.00% 2026[3]	1,750	1,481
Greek Government 2.00%/3.00% 2027[3]	1,750	1,456
Greek Government 2.00%/3.00% 2028[3]	1,750	1,408
Greek Government 2.00%/3.00% 2029[3]	1,750	1,378
Greek Government 2.00%/3.00% 2030[3]	1,750	1,356
Greek Government 2.00%/3.00% 2031[3]	1,750	1,329
Greek Government 2.00%/3.00% 2032[3]	1,750	1,316
Greek Government 2.00%/3.00% 2033[3]	1,750	1,294
Greek Government 2.00%/3.00% 2034[3]	1,750	1,287
Greek Government 2.00%/3.00% 2035[3]	1,750	1,269
Greek Government 2.00%/3.00% 2036[3]	1,750	1,270
Greek Government 2.00%/3.00% 2037[3]	1,750	1,259
Greek Government 2.00%/3.00% 2038[3]	1,750	1,255
Greek Government 2.00%/3.00% 2039[3]	1,750	1,256
Greek Government 2.00%/3.00% 2040[3]	1,750	1,250
Greek Government 2.00%/3.00% 2041[3]	1,750	1,238
Greek Government 2.00%/3.00% 2042[3]	1,750	1,248
		27,062
Financials 0.33%

Société Générale, junior subordinated 6.999% (undated)[4]	6,200	9,303
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)[4,5]	$5,410	6,722
Westfield Group 5.70% 2016[5]	4,540	5,071
Bank of Ireland 10.24% 2049	€3,085	4,499
		25,595
Consumer discretionary 0.28%

Myriad International Holdings 6.00% 2020[5]	$20,000	21,500
Telecommunication services 0.23%

NII Capital Corp. 8.875% 2019	4,775	2,077
NII Capital Corp. 11.375% 2019[5]	7,200	6,048
NII Capital Corp. 7.625% 2021	23,025	9,613
		17,738
Consumer staples 0.03%

British American Tobacco International Finance PLC 9.50% 2018[5]	2,000	2,635
Total bonds, notes & other debt instruments (cost: $140,799,000)		147,558
Short-term securities 5.35%

Federal Home Loan Bank 0.055%–0.10% due 1/8–4/2/2014	80,900	80,892
Fannie Mae 0.14% due 9/2–9/22/2014	77,300	77,229
Freddie Mac 0.12%–0.14% due 6/18–9/17/2014	61,800	61,756
Wells Fargo & Co. 0.13%–0.22% due 2/4–6/17/2014	49,600	49,561
Bank of Nova Scotia 0.165% due 4/7/2014	37,700	37,683
Mizuho Funding LLC 0.205%–0.225% due 1/15–3/3/2014[5]	23,100	23,094
Victory Receivables Corp. 0.16% due 1/9/2014[5]	16,000	15,999
Gotham Funding Corp. 0.14% due 1/7/2014[5]	5,600	5,600
Toyota Motor Credit Corp. 0.15% due 2/27/2014	19,300	19,297
International Bank for Reconstruction and Development 0.065% due 1/17/2014	14,700	14,700
Nestlé Capital Corp. 0.10% due 1/7/2014[5]	12,400	12,400
General Electric Capital Corp. 0.05% due 1/2/2014	10,800	10,800
Thunder Bay Funding, LLC 0.15% due 2/20/2014[5]	6,127	6,125
Total short-term securities (cost: $415,133,000)		415,136
Total investment securities (cost: $6,169,780,000)		7,729,457
Other assets less liabilities		38,842
Net assets		$7,768,299

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $75,308,000, which represented .97% of the net assets of the fund.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $105,194,000, which represented 1.35% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CDI = CREST Depository Interest

FDR = Fiduciary Depositary Receipts

GDR = Global Depositary Receipts

€ = Euros

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-034-0214O-S37747

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 28, 2014

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: February 28, 2014